SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 6, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 North Loop 1604 East, Suite 250
San Antonio, Texas	78232
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Item 5: Other Events

The Registrant issued a press release on October 6, 2003, entitled "TXCO To Webcast IPAA Investment Symposium Presentation". The presentation and webcast were held live at 2:25 p.m. PDT on Wednesday October 8, 2003, and may be played back for the next 30 days from the Company's website.

Item 7: Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit Number	Description

	99.1	October 6, 2003 Press Release, entitled "TXCO To Webcast IPAA Investment Symposium Presentation"

	99.2	Outline of TXCO's October 8, 2003 Presentation to the IPAA Oil & Gas Investment Symposium

Item 9: Regulation FD Disclosure

On October 8, 2003 the Registrant delivered a presentation to the Independent Petroleum Association of America's Oil & Gas Investment Symposium West in San Francisco, California. An outline of that presentation is included at Exhibit 99.2. During the presentation, Mr. Thomae gave an operations update and reviewed financial information, which had been previously disclosed.

The information contained in this report under Item 9 , including the exhibits, is intended to be furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 8, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)